SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey		07974
(Address of Principal Executive Office)		(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 18, 2012, C. R. Bard, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated (formerly the 2003 Long Term Incentive Plan, as amended and restated) (the “LTIP”) to increase the number of shares of common stock authorized to be issued under the LTIP by 2,750,000 shares for a total of 22,225,000 authorized shares under the LTIP and to modify the structure of the LTIP so that each stock option granted will reduce the number of total shares available under the LTIP by one share, and each full-value share-based award will reduce the number of total shares available under the LTIP by 2.87 shares. The purpose of the LTIP is to provide a variety of long-term incentive awards to attract and retain qualified employees.

The material features of the LTIP are described in the Company’s definitive Proxy Statement on Schedule 14A filed on March 16, 2012 (the “Proxy Statement”) (see Proposal No. 3 under the heading “Description of the Plan”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the LTIP filed as Exhibit A to the Proxy Statement and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On April 18, 2012, the Board of Directors of the Company amended Section I of Article IV of the Company’s By-Laws, effective as of April 18, 2012, to provide for the annual election of Directors. Previously, the By-Laws provided for a classified Board of Directors.

The description set forth above regarding the Company’s revised By-Laws is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws, a copy of which is filed as Exhibit 3b to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The registrant held its Annual Meeting of Shareholders on April 18, 2012.

(b)    Described below are the matters voted upon at the Annual Meeting of Shareholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 – Each of the director nominees were elected. The results of the voting for four Class I Directors for a term of three years and one Class II Director for a term of one year are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Marc C. Breslawsky (Class I)	69,511,525	1,083,312	52,219	5,319,371
Herbert L. Henkel (Class I)	68,184,346	2,385,846	76,864	5,319,371
Tommy G. Thompson (Class I)	66,482,946	4,071,877	92,233	5,319,371
Timothy M. Ring (Class I)	68,916,137	1,612,950	117,969	5,319,371
G. Mason Morfit (Class II)	70,365,364	215,982	65,710	5,319,371

Class II and III Directors whose terms continued after the Annual Meeting of Shareholders are David M. Barrett, Theodore E. Martin, Anthony Welters, Tony L. White, John C. Kelly, Gail K. Naughton and John H. Weiland.

Proposal No. 2 – Ratification of the appointment of KPMG LLP, as independent registered public accounting firm for fiscal year 2012 – approved.

For	74,252,975
Against	1,662,887
Abstain	50,565

Proposal No. 3 – Approval of the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated – approved.

For	56,629,243
Against	13,858,872
Abstain	158,941
Broker non-votes	5,319,371

Proposal No. 4 – Approval of the Employee Stock Purchase Plan of C. R. Bard, Inc., as amended and restated – approved.

For	69,854,922
Against	694,187
Abstain	97,947
Broker non-votes	5,319,371

Proposal No. 5 – “Say-on-Pay” advisory vote to approve the compensation of our named executive officers – approved.

For	42,439,673
Against	28,011,515
Abstain	195,218
Broker non-votes	5,320,021

Proposal No. 6 – Approval of an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors – approved.

For	70,307,468
Against	208,535
Abstain	131,053
Broker non-votes	5,319,371

Proposal No. 7 – Shareholder proposal relating to sustainability reporting on environmental, social and governance (ESG) business practices – not approved.

For	20,331,598
Against	46,296,565
Abstain	4,018,243
Broker non-votes	5,320,021

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 3b	Amended and Restated By-Laws of C. R. Bard, Inc., effective as of April 18, 2012.

Exhibit 10ch*	2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated, filed as Exhibit A to the definitive Proxy Statement of the Company on Schedule 14A filed on March 16, 2012.

*	This exhibit constitutes a management contract or a compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: April 20, 2012	/s/ Jean F. Holloway
Jean F. Holloway Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit 3b	Amended and Restated By-Laws of C. R. Bard, Inc., effective as of April 18, 2012.

Exhibit 10ch	2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated, filed as Exhibit A to the definitive Proxy Statement of the Company on Schedule 14A filed on March 16, 2012.